Premises and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Premises and Equipment

NOTE 4 – PREMISES AND EQUIPMENT

Premises and equipment consist of the following at December 31:

(Dollars in thousands)	2015	2014

Land and improvements	$1,559	$1,489

Buildings and improvements	9,702	9,665

Furniture and equipment	8,031	7,567

Leasehold improvements	260	260

	19,552	18,981

Accumulated depreciation	11,343	10,695

Premises and equipment, net	$8,209	$8,286

The Bank leases certain office locations. Total rental expense under these leases approximated $301 thousand, $299 thousand, and $298 thousand in 2015, 2014 and 2013, respectively. Depreciation expense amounted to $660 thousand, $653 thousand and $625 thousand for the years ended December 31, 2015, 2014 and 2013, respectively.

Future minimum lease payments at December 31, 2015 were as follows:

(Dollars in thousands)

2016	$205

2017	67

2018	35

Total	$307